UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

 INVESTMENT COMPANIES

Investment Company Act file number 811-08034

Franklin Real Estate Securities Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _4/30

Date of reporting period: _10/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
October 31, 2016

Franklin Real Estate Securities Fund

A SERIES OF FRANKLIN REAL ESTATE SECURITIES TRUST

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Contents

Semiannual Report
Franklin Real Estate Securities Fund	3
Performance Summary	7
Your Fund’s Expenses	9
Financial Highlights and Statement of Investments	10
FinancialStatements	16
Notes to Financial Statements	20
Shareholder Information	27

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Real Estate Securities Fund

This semiannual report for Franklin Real Estate Securities Fund covers the period ended October 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return by investing at least 80% of its net assets in equity securities of companies operating in the real estate industry predominantly in the U.S., including real estate investment trusts (REITs) and companies that derive at least half of their assets or revenues from the ownership, construction, management, operation, development or sale of commercial or residential real estate.1

Performance Overview

For the six months ended October 31, 2016, the Fund’s Class A shares delivered a +0.89% cumulative total return. In comparison, the Standard & Poor’s (S&P®) U.S. Property Index, which tracks the investable universe of publicly traded U.S. property companies, produced a +1.64% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the six months under review. The economy grew at a faster pace in 2016’s third quarter than in the second quarter, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector continued to grow. The unemployment rate decreased slightly from 5.0% in

Portfolio Composition
Based on Total Net Assets as of 10/31/16
Retail REITs	25.0%
Residential REITs	16.6%
Office REITs	15.8%
Health Care REITs	12.0%
Specialized REITs	11.1%
Industrial REITs	9.4%
Hotel & Resort REITs	4.1%
Diversified REITs	4.0%
Other	1.0%
Short-Term Investments &
Other Net Assets	1.0%

April to 4.9% at period-end.3 Monthly retail sales were volatile but grew during most of the review period. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose slightly toward period-end.

The U.S. Federal Reserve (Fed) kept its target interest rate at 0.25–0.50% at its September meeting. The Fed noted that although the case for raising rates has strengthened, it will wait for further evidence of continued progress toward its objectives.

1. A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 14.

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FRANKLIN REAL ESTATE SECURITIES FUND

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies, and ongoing expansionary monetary policies from key central banks. A rally in crude oil prices and the Fed’s decision to keep interest rates unchanged at its September meeting further boosted investor confidence. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the six-month period higher, as measured by the Standard & Poor’s® 500 Index.

Investment Strategy

We are research-driven, fundamental investors with an active investment strategy. We use a bottom-up security selection process that incorporates macro-level views in our evaluation process. We analyze individual stock and real estate market fundamentals to provide regional, property type and company-size perspectives in identifying local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months ended October 31, 2016, security selection in the specialty sector contributed to the Fund’s performance relative to the S&P U.S. Property Index. Most of the contributing effects resulted from a lack of exposure to securities that performed poorly, such as correctional facility-focused REITs Corrections Corporation of America and GEO Group. Within the hotel/resort sector, the Fund’s investment in Summit Hotel Properties, a premium select-service focused hotel REIT, also contributed to the Fund’s performance. Despite a challenging lodging fundamentals backdrop with a negative revenue growth outlook, we believe the stock’s outperformance was largely due to the company’s lack of exposure to major gateway cities in coastal markets where lodging fundamentals remained challenging due to increased supply, softer international travel and other lodging alternatives. The company’s focus on non-gateway and non-coastal markets continued to benefit its operations as the company consistently generated strong results with revenue growth above the industry average. The company was active on the acquisitions front for the past 12 to 18 months through acquisitions funded by lower quality asset sales. Summit’s upgraded current portfolio started to show in its results as well. Although we had an unfavorable view of the lodging sector and remained underweighted to the sector, we maintained our overweighted position in Summit.

An overweighting in the industrial property sector further supported relative Fund performance. Shares of Duke Realty, a major industrial REIT, outperformed the Fund’s benchmark during the reporting period, reflecting continued strength of industrial fundamentals, which we have continued to favor given our expectations that tenant demand for space, especially related to e-commerce, should continue to outpace supply. We believe the company’s strategy to exit suburban office space with softer fundamentals as it successfully reduced its exposure to this segment could also explain the stock’s recent outperformance during the reporting period. We maintained our overweighted position as we believe Duke, with a solid pre-leased development pipeline, well-respected and strong management and solid balance sheet remains well-positioned to benefit from healthy industrial fundamentals.

The Fund’s positioning in the apartments sector also contributed to relative returns.4 Shares of apartment operator Post Properties rose over the reporting period after the company announced it would be acquired by competitor

Top 10 Holdings
10/31/16
Company	% of Total
Sector/Industry	Net Assets
Simon Property Group Inc.	9.0%
Retail REITs
Prologis Inc.	4.2%
Industrial REITs
Ventas Inc.	4.1%
Health Care REITs
AvalonBay Communities Inc.	3.6%
Residential REITs
Welltower Inc.	3.3%
Health Care REITs
Public Storage	3.3%
Specialized REITs
Boston Properties Inc.	3.0%
Office REITs
Realty Income Corp.	2.9%
Retail REITs
Digital Realty Trust Inc.	2.7%
Specialized REITs
Alexandria Real Estate Equities Inc.	2.6%
Office REITs

4. Apartment sector holdings can be found under Residential REITS in the SOI.

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Mid-America Apartment (sold by period-end) in a merger that would create the largest U.S.-based apartment REIT by number of units.

Conversely, stock selection and an underweighting in the health care property sector detracted from relative performance over the reporting period. Shares of HCP, a large-capitalization health care REIT in which the Fund maintains an underweighted investment, outperformed during the reporting period. Investor sentiment for the company steadily improved, particularly after the departure of its chief executive officer (CEO) and management change this past summer and investor expectations that the company would reposition itself with a better growth profile. HCP’s initial repositioning plans included a spin-off of its skilled nursing facility segment as future government reimbursement remains a main risk for this health care segment as well as other asset sales with the proceeds to be used for deleveraging and future growth. HCP was also expected to announce a new CEO with a strong possibility that its current chief financial officer would take this role, which we believe could be received positively by investors. We held our position but remained underweighted to the stock during the reporting period and thus did not participate in the stock’s outperformance as we wanted to see more concrete progress in terms of execution by its new management.

Within the triple-net leasing sector, much of the detraction from performance came from a lack of exposure to stocks that performed well over the reporting period. Stock selection in this sector also detracted from relative Fund performance.

In addition, security selection in the office space sector weighed on results. Shares of Boston Properties, a well-respected large-capitalization office REIT with a high quality office portfolio located in major gateway cities, underperformed during the reporting period. We believe this decline largely reflected the prevailing negative investor sentiment toward office REITs that focus on gateway office markets such as New York City where the company has some large-block vacancies to fill due to known move-outs. We expect Manhattan office fundamentals should slow down with moderate rent growth largely due to upcoming supply in this market. Additionally, given the company’s major development projects, such as the Salesforce Tower in San Francisco, we believe investors grew concerned about the additional pre-leasing that the company has to take care of with regard to its current development projects. As a result, analysts expect earnings growth to remain muted in the near term given all the leasing and pre-leasing the company has to address. The management has a strong, long-term track record in terms of successful execution on leasing and capital allocation in different real estate cycles. We maintained our overweighted position to the stock despite the company’s near-term challenges as we expect Boston Properties to be successful in terms of leasing its current and future office portfolio, which we believe should help the company generate above-average future core growth.

Other individual detractors from Fund performance over the reporting period included self-storage company CubeSmart.5 Shares lost ground over the reporting period after an extended period of outperformance. Negative investor sentiment for storage REITs was largely due to premium storage REIT valuations and investor expectations for a deceleration of fundamentals next year.

5. Self-storage sector holdings can be found under specialized REITS in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN REAL ESTATE SECURITIES FUND

Thank you for your continued participation in Franklin Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN REAL ESTATE SECURITIES FUND

Performance Summary as of October 31, 2016

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]
A
6-Month	+0.89%	-4.90%
1-Year	+4.67%	-1.33%	+10.40%
5-Year	+64.89%	+9.21%	+13.62%
10-Year	+26.54%	+1.78%	+2.93%
Advisor
6-Month	+1.02%	+1.02%
1-Year	+4.95%	+4.95%	+17.46%
5-Year	+67.06%	+10.81%	+15.26%
10-Year	+29.74%	+2.64%	+3.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN REAL ESTATE SECURITIES FUND
PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]

Share Class

A	1.00%

Advisor	0.75%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund concentrates in securities of companies in the real estate industry, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The
Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified
REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs, as a whole. Also, the Fund is a nondiversified fund and investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads), as applicable, on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,008.90	$4.96	$1,020.27	$4.99	0.98%
C	$1,000	$1,005.00	$8.74	$1,016.48	$8.79	1.73%
R6	$1,000	$1,011.10	$2.74	$1,022.48	$2.75	0.54%
Advisor	$1,000	$1,010.20	$3.70	$1,021.53	$3.72	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Financial Highlights
Franklin Real Estate Securities Fund
	Six Months Ended
	October 31, 2016		Year Ended April 30,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.65	$21.49	$19.31	$19.29	$16.78	$15.26
Income from investment operations[a]:
Net investment income[b]	0.28	0.48 [c]	0.30	0.26	0.23	0.14
Net realized and unrealized gains (losses)	(0.07)	1.05	2.17	—[d]	2.49	1.46
Total from investment operations	0.21	1.53	2.47	0.26	2.72	1.60
Less distributions from net investment income .	(0.29)	(0.37)	(0.29)	(0.24)	(0.21)	(0.08)
Net asset value, end of period	$22.57	$22.65	$21.49	$19.31	$19.29	$16.78

Total return[e]	0.89%	7.17%	12.95%	1.49%	16.38%	10.59%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.98%	1.00%	0.99%	1.05%	1.03%	1.14%
Expenses net of waiver and payments by
affiliates	0.98%[g,h]	1.00%[g]	0.99%[g]	1.04%	1.03%	1.14%
Net investment income	2.28%	2.21%[c]	1.41%	1.43%	1.33%	0.92%

Supplemental data
Net assets, end of period (000’s)	$365,954	$364,981	$381,925	$303,815	$347,101	$262,991
Portfolio turnover rate	22.27%	24.21%	24.12%	17.04%	22.69%	23.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)
	Six Months Ended
	October 31, 2016		Year Ended April 30,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.86	$20.75	$18.66	$18.65	$16.20	$14.77
Income from investment operations[a]:
Net investment income[b]	0.18	0.30 [c]	0.13	0.12	0.10	0.02
Net realized and unrealized gains (losses)	(0.06)	1.02	2.11	—[d]	2.40	1.42
Total from investment operations	0.12	1.32	2.24	0.12	2.50	1.44
Less distributions from net investment income .	(0.21)	(0.21)	(0.15)	(0.11)	(0.05)	(0.01)
Net asset value, end of period	$21.77	$21.86	$20.75	$18.66	$18.65	$16.20

Total return[e]	0.50%	6.40%	12.07%	0.73%	15.47%	9.77%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.73%	1.75%	1.74%	1.80%	1.78%	1.89%
Expenses net of waiver and payments by
affiliates	1.73%[g,h]	1.75%[g]	1.74%[g]	1.79%	1.78%	1.89%
Net investment income	1.53%	1.46%[c]	0.66%	0.68%	0.58%	0.17%

Supplemental data
Net assets, end of period (000’s)	$81,120	$82,147	$89,328	$68,914	$77,324	$58,296
Portfolio turnover rate	22.27%	24.21%	24.12%	17.04%	22.69%	23.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)
	Six Months Ended
	October 31, 2016	Year Ended April 30,
	(unaudited)	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.83	$21.67	$19.46	$19.30
Income from investment operations[b]:
Net investment income[c]	0.33	0.58 [d]	0.41	0.34
Net realized and unrealized gains (losses)	(0.07)	1.05	2.19	0.14
Total from investment operations	0.26	1.63	2.60	0.48
Less distributions from net investment income.	(0.34)	(0.47)	(0.39)	(0.32)
Net asset value, end of period	$22.75	$22.83	$21.67	$19.46

Total return[e]	1.11%	7.66%	13.47%	2.69%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.54%	0.54%	0.54%	0.57%
Expenses net of waiver and payments by affiliates.	0.54%[g,h]	0.54%[g]	0.54%[g]	0.56%
Net investment income	2.72%	2.67%[d]	1.86%	1.91%

Supplemental data
Net assets, end of period (000’s)	$92,033	$104,392	$106,725	$97,224
Portfolio turnover rate.	22.27%	24.21%	24.12%	17.04%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.17%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

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		FRANKLIN REAL ESTATE SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)
	Six Months Ended
	October 31, 2016		Year Ended April 30,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.83	$21.67	$19.46	$19.43	$16.92	$15.38
Income from investment operations[a]:
Net investment income[b]	0.31	0.54 [c]	0.33	0.29	0.27	0.16
Net realized and unrealized gains (losses)	(0.07)	1.04	2.23	0.03	2.51	1.50
Total from investment operations	0.24	1.58	2.56	0.32	2.78	1.66
Less distributions from net investment income .	(0.32)	(0.42)	(0.35)	(0.29)	(0.27)	(0.12)
Net asset value, end of period	$22.75	$22.83	$21.67	$19.46	$19.43	$16.92

Total return[d]	1.02%	7.44%	13.24%	1.79%	16.64%	10.91%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.73%	0.75%	0.74%	0.80%	0.78%	0.89%
Expenses net of waiver and payments by
affiliates	0.73%[f,g]	0.75%[f]	0.74%[f]	0.79%	0.78%	0.89%
Net investment income	2.53%	2.46%[c]	1.66%	1.68%	1.58%	1.17%

Supplemental data
Net assets, end of period (000’s)	$29,066	$22,346	$17,644	$12,402	$108,076	$10,542
Portfolio turnover rate	22.27%	24.21%	24.12%	17.04%	22.69%	23.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Statement of Investments, October 31, 2016 (unaudited)
Franklin Real Estate Securities Fund
	Shares	Value

Common Stocks 99.0%
Diversified REITs 4.0%
Spirit Realty Capital Inc	768,900	$9,157,599
VEREIT Inc	1,460,700	13,730,580
		22,888,179
Health Care REITs 12.0%
HCP Inc	419,800	14,378,150
OMEGA Healthcare Investors Inc	149,700	4,764,951
Physicians Realty Trust	348,300	6,885,891
Ventas Inc	345,420	23,402,205
Welltower Inc	277,300	19,003,369
		68,434,566
Homebuilding 0.5%
D.R. Horton Inc	95,600	2,756,148
Hotel & Resort REITs 4.1%
Host Hotels & Resorts Inc	656,800	10,167,264
Summit Hotel Properties Inc	542,100	7,041,879
Sunstone Hotel Investors Inc	464,035	5,828,279
		23,037,422
Hotels, Resorts & Cruise Lines 0.5%
Hilton Worldwide Holdings Inc	120,300	2,718,780
Industrial REITs 9.4%
Duke Realty Corp	537,300	14,050,395
First Industrial Realty Trust Inc	349,600	9,232,936
Prologis Inc	462,861	24,142,830
Rexford Industrial Realty Inc	279,000	5,875,740
		53,301,901
Office REITs 15.8%
Alexandria Real Estate Equities Inc	138,000	14,877,780
Boston Properties Inc	142,100	17,120,208
Brandywine Realty Trust	384,400	5,958,200
Highwoods Properties Inc	222,400	11,037,712
Kilroy Realty Corp	177,400	12,742,642
Mack-Cali Realty Corp	334,200	8,582,256
SL Green Realty Corp	110,100	10,814,022
Vornado Realty Trust	93,445	8,669,827
		89,802,647
Residential REITs 16.6%
American Homes 4 Rent, A	554,900	11,713,939
Apartment Investment & Management Co., A	259,500	11,436,165
AvalonBay Communities Inc	120,072	20,553,925
Camden Property Trust	120,100	9,780,944
Education Realty Trust Inc	142,300	6,060,557
Equity Lifestyle Properties Inc	162,400	12,316,416
Equity Residential	217,044	13,402,467
Essex Property Trust Inc	28,763	6,157,871
UDR Inc	90,162	3,152,965
		94,575,249

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)
	Shares	Value

Common Stocks (continued)
Retail REITs 25.0%
CBL & Associates Properties Inc	218,800	$2,341,160
Equity One Inc	306,100	8,723,850
Federal Realty Investment Trust	40,000	5,809,200
General Growth Properties Inc	361,900	9,029,405
Kimco Realty Corp	458,000	12,187,380
The Macerich Co	48,821	3,455,550
National Retail Properties Inc	163,700	7,467,994
Realty Income Corp	274,000	16,231,760
Regency Centers Corp	184,600	13,304,122
Simon Property Group Inc	274,700	51,083,212
Washington Prime Group Inc	227,200	2,383,328
Weingarten Realty Investors	269,800	9,769,458
		141,786,419
Specialized REITs 11.1%
Coresite Realty Corp	104,300	7,691,082
CubeSmart	300,100	7,823,607
CyrusOne Inc	181,600	8,101,176
Digital Realty Trust Inc	165,300	15,443,979
Extra Space Storage Inc	70,300	5,142,445
Public Storage	88,300	18,871,476
		63,073,765
Total Common Stocks (Cost $366,636,777)		562,375,076

Short Term Investments (Cost $3,659,592) 0.6%

Money Market Funds 0.6%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	3,659,592	3,659,592
Total Investments (Cost $370,296,369) 99.6%		566,034,668
Other Assets, less Liabilities 0.4%		2,137,759
Net Assets 100.0%		$568,172,427

See Abbreviations on page 26.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Financial Statements

Statement of Assets and Liabilities
October 31, 2016 (unaudited)

Franklin Real Estate Securities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$366,636,777
Cost - Non-controlled affiliates (Note 3f)	3,659,592
Total cost of investments	$370,296,369
Value - Unaffiliated issuers	$562,375,076
Value - Non-controlled affiliates (Note 3f)	3,659,592
Total value of investments	566,034,668
Receivables:
Investment securities sold	2,845,898
Capital shares sold	607,196
Dividends	275,222
Other assets	117
Total assets	569,763,101
Liabilities:
Payables:
Capital shares redeemed	1,023,160
Management fees	242,778
Distribution fees	150,198
Transfer agent fees	125,576
Accrued expenses and other liabilities	48,962
Total liabilities	1,590,674
Net assets, at value	$568,172,427
Net assets consist of:
Paid-in capital	$390,906,102
Undistributed net investment income	4,923,934
Net unrealized appreciation (depreciation)	195,738,299
Accumulated net realized gain (loss)	(23,395,908)
Net assets, at value	$568,172,427

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FRANKLIN REAL ESTATE SECURITIES TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
October 31, 2016 (unaudited)

Franklin Real Estate Securities Fund

Class A:
Net assets, at value	$365,954,382
Shares outstanding	16,214,154
Net asset value per share[a]	$22.57
Maximum offering price per share (net asset value per share ÷ 94.25%)	$23.95
Class C:
Net assets, at value	$81,119,761
Shares outstanding	3,725,783
Net asset value and maximum offering price per share[a]	$21.77
Class R6:
Net assets, at value	$92,032,659
Shares outstanding	4,044,958
Net asset value and maximum offering price per share	$22.75
Advisor Class:
Net assets, at value	$29,065,625
Shares outstanding	1,277,554
Net asset value and maximum offering price per share	$22.75

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN REAL ESTATE SECURITIES TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended October 31, 2016 (unaudited)

Franklin Real Estate Securities Fund

Investment income:
Dividends	$9,997,342
Expenses:
Management fees (Note 3a)	1,507,583
Distribution fees: (Note 3c)
Class A	492,736
Class C	439,942
Transfer agent fees: (Note 3e)
Class A	373,747
Class C	83,426
Class R6	330
Advisor Class	25,825
Custodian fees (Note 4)	2,449
Reports to shareholders	49,549
Registration and filing fees	47,610
Professional fees	20,657
Trustees’ fees and expenses	17,380
Other	6,169
Total expenses	3,067,403
Expense reductions (Note 4)	(15)
Expenses waived/paid by affiliates (Note 3f)	(9,823)
Net expenses	3,057,565
Net investment income.	6,939,777
Realized and unrealized gains (losses):
Net realized gain (loss) from investments.	26,592,788
Net change in unrealized appreciation (depreciation) on investments	(28,749,677)
Net realized and unrealized gain (loss)	(2,156,889)
Net increase (decrease) in net assets resulting from operations	$4,782,888

18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN REAL ESTATE SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Real Estate Securities Fund

	Six Months Ended
	October 31, 2016	Year Ended
	(unaudited)	April 30, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$6,939,777	$12,341,008
Net realized gain (loss)	26,592,788	16,664,018
Net change in unrealized appreciation (depreciation)	(28,749,677)	8,941,661
Net increase (decrease) in net assets resulting from operations.	4,782,888	37,946,687
Distributions to shareholders from:
Net investment income:
Class A	(4,731,856)	(6,024,463)
Class C	(774,882)	(801,106)
Class R6	(1,472,606)	(2,274,410)
Advisor Class	(352,192)	(360,289)
Total distributions to shareholders	(7,331,536)	(9,460,268)
Capital share transactions: (Note 2)
Class A	2,860,026	(34,932,065)
Class C	(601,357)	(10,924,295)
Class R6	(12,710,137)	(8,164,611)
Advisor Class	7,306,539	3,779,393
Total capital share transactions	(3,144,929)	(50,241,578)
Net increase (decrease) in net assets.	(5,693,577)	(21,755,159)
Net assets:
Beginning of period	573,866,004	595,621,163
End of period	$568,172,427	$573,866,004
Undistributed net investment income included in net assets:
End of period	$4,923,934	$5,315,693

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FRANKLIN REAL ESTATE SECURITIES TRUST

Notes to Financial Statements (unaudited)

Franklin Real Estate Securities Fund

1. Organization and Significant Accounting Policies

Franklin Real Estate Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Real Estate Securities Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	October 31, 2016		April 30, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,777,713	$43,063,496	2,532,484	$54,961,855
Shares issued in reinvestment of distributions	195,130	4,567,791	270,471	5,785,357
Shares redeemed	(1,872,830)	(44,771,261)	(4,456,988)	(95,679,277)
Net increase (decrease)	100,013	$2,860,026	(1,654,033)	$(34,932,065)
Class C Shares:
Shares sold	422,159	$9,878,059	784,919	$16,561,370
Shares issued in reinvestment of distributions	33,364	752,903	37,341	775,562
Shares redeemed	(487,611)	(11,232,319)	(1,368,796)	(28,261,227)
Net increase (decrease)	(32,088)	$(601,357)	(546,536)	$(10,924,295)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	October 31, 2016		April 30, 2016
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	60,868	$1,450,834	67,691	$1,480,907
Shares issued in reinvestment of distributions	62,411	1,472,606	105,709	2,274,410
Shares redeemed	(650,725)	(15,633,577)	(526,930)	(11,919,928)
Net increase (decrease)	(527,446)	$(12,710,137)	(353,530)	$(8,164,611)
Advisor Class Shares:
Shares sold	513,390	$12,492,535	518,718	$11,446,692
Shares issued in reinvestment of distributions	13,474	318,002	14,543	313,892
Shares redeemed	(228,050)	(5,503,998)	(368,908)	(7,981,191)
Net increase (decrease)	298,814	$7,306,539	164,353	$3,779,393

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended October 31, 2016, the annualized effective investment management fee rate was 0.491% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

c. Distribution Fees

The Board has adopted distribution plan for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$84,571
CDSC retained	$4,065

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2016, the Fund paid transfer agent fees of $483,328, of which $234,837 was retained by Investor Services.

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FRANKLIN REAL ESTATE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

3.	Transactions with Affiliates (continued)
f.	Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended October 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	5,353,674	50,764,585	(52,458,667)	3,659,592	$3,659,592	$ –	$ –	0.0%[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2017. There were no Class R6 transfer agent fees waived during the period ended October 31, 2016.

h. Other Affiliated Transactions

At October 31, 2016, one or more of the funds in Franklin Fund Allocator Series owned 15.67% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2016, the Fund had capital loss carryforwards of $19,102,558 expiring in 2018.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year.

At April 30, 2016, the Fund deferred post-October capital losses of $1,700,366.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$399,482,145

Unrealized appreciation	$200,150,268
Unrealized depreciation	(33,597,745)
Net unrealized appreciation (depreciation)	$166,552,523

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2016, aggregated $133,553,019 and $138,307,455, respectively.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended October 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Real Estate Securities Fund (continued)

9. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At October 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
REIT Real Estate Investment Trust

26 Semiannual Report

franklintempleton.com

FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Fund uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Fund’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by
visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding the
operations of the Public Reference Room may be obtained by
calling (800) SEC-0330.

franklintempleton.com

Semiannual Report 27

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN REAL ESTATE SECURITIES TRUST

By  /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 27, 2016

By  /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date  December 27, 2016